SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

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     [x]  Definitive proxy statement               permitted by Rule 14a-6(e)(2)
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         DECATUR FIRST BANK GROUP, INC.
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                (Name of Registrant as Specified in its Charter)


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                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                                  April 7, 2003



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030, on Thursday, May 8, 2003, at 8:30 a.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2003, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                   Sincerely,

                                   /s/ Judy B. Turner
                                   Judy B. Turner
                                   President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2003



     The annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") will be held on Thursday, May 8, 2003, at 8:30 a.m. in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 for the following purposes:

     (1) To elect five persons to serve as Class II Directors of the Board of Directors; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 25, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                              By Order of the Board of Directors,


                              /s/ Judy B. Turner

                              Judy B. Turner
                              President and Chief Executive Officer


April 7, 2003

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000


           __________________________________________________________

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, May 8, 2003, in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 25, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 7, 2003.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 944,854 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect five persons to serve as Class II Directors for a three-year term. The nominees for Class II Directors as well as the continuing Directors are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the Director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected. To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our Directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

          The Board of Directors consists of 13 members and is divided into three classes, which are as nearly equal in number as possible. The Directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The Board of Directors recommends that the shareholders elect the nominees identified below as Director nominees to serve as Class II Directors for a three-year term expiring in 2006. The following table sets forth for each nominee and each continuing Director:
(a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a Director of the Company, (d) his or her position(s) with the Company, other than as a Director, and (e) his or her principal occupation and business experience for the past five years.

CLASS II NOMINATED DIRECTORS
(For Three-Year Term Expiring 2006)

                                                    POSITION WITH THE COMPANY
NAME (AGE)                 DIRECTOR SINCE            AND BUSINESS EXPERIENCE
-------------------------  --------------  --------------------------------------------

Merriell Autrey, Jr. (77)            1996  Retired Banker

John Walter Drake (58)               1997  Attorney; McCurdy & Candler LLC

William F. Floyd (56)                1996  Construction; President, William F. Floyd
                                           Construction, Inc.

Robert E. Lanier (63)                1996  Secretary of the Company; Real Estate
                                           Development; President, REL Properties, Inc.

Roger K. Quillen (49)                1996  Attorney; Chairman, Fisher & Phillips LLP


CLASS I CONTINUING DIRECTORS
(Term Expiring 2005)


                                                   POSITION WITH THE COMPANY
NAME (AGE)               DIRECTOR SINCE             AND BUSINESS EXPERIENCE
-----------------------  --------------  ---------------------------------------------

John L. Adams, Jr. (48)            1996  Real Estate Broker; President and Managing
                                         Broker, Clairmont Place Realty, Inc.

Mary Bobbie Bailey (74)            1996  Chairman of the Board of the Company;
                                         Business Owner; President, Entertainment
                                         Resource Services, Inc.; President, Bailey
                                         Design Company

Lynn Pasqualetti (47)              1996  Accountant; President and Co-Owner, HLM
                                         Accounting & Tax, Inc.

Kirby A. Thompson (48)             1997  Vice President, Legislative Affairs, Equifax
                                         (since April 2001); Business Owner, KAT
                                         Consulting (from 1996 to 2001)


CLASS III CONTINUING DIRECTORS
(Term Expiring 2004)

                                                    POSITION WITH THE COMPANY
NAME (AGE)                DIRECTOR SINCE             AND BUSINESS EXPERIENCE
------------------------  --------------  ---------------------------------------------

James A. Baskett (55)               1996  Business Owner; Prolific Impressions, Inc., a
                                          publishing company; City of Decatur
                                          Commissioner

Carol G. Nickola (51)               1996  Chief Nursing Officer of Atlanta Medical
                                          Center, TenetHealth

James T. Smith, III (62)            1998  Business Owner; Three S Company and
                                          Rutland Contracting Company, grading and
                                          utility contractors

Judy B. Turner (56)                 1996  President and Chief Executive Officer of the
                                          Company


MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, the Board of Directors of the Company held ten meetings and the Board of Directors of the Bank held thirteen meetings. All of the Directors of the Bank are the same as those of the Company. All incumbent Directors attended at least 75% of the total number of meetings of the Company's Board of Directors and committees of the Board on which they serve.

     The Board of Directors has established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The board of directors has not adopted a written charter for the audit committee. The Audit and Compliance Committee members are Lynn Pasqualetti (chairperson), John L. Adams, Jr. and Kirby A. Thompson. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. During the fiscal year ended December 31, 2002, the Audit and Compliance Committee held three meetings.

     The Board of Directors has established a Personnel Committee, which is responsible for establishing targets and awards under the Management Compensation Plan, reviewing salary ranges and fringe benefits, reviewing and approving remuneration of the President and Chief Executive Officer and recommending the amount of director fees. The Personnel Committee members are William F. Floyd (chairperson), Mary Bobbie Bailey, Carol G. Nickola, Roger B. Quillen and Judy B. Turner. During the fiscal year ended December 31, 2002, the Personnel Committee held seven meetings.

     The Board of Directors has also established a Stock Option Committee, which is responsible for administering the Company's 1998 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan. The members of the Stock Option Committee are James T. Smith, III (chairperson), James A. Baskett and Lynn Pasqualetti. During the year ended December 31, 2002, the Stock Option Committee held no meetings.

     The full Board of Directors of the Company nominates individuals to serve as Directors. The Board of Directors will consider shareholders' nominations of individuals to serve as Directors if the shareholder furnishes in writing to the Chairman of the Board of the Company information concerning the nominee, including the person's name and a description of his or her qualifications. The Board of Directors has established a Nominating Committee, which is responsible for nominating individuals to serve as officers of the Company and to serve on the Executive Committee of the Company. The members of the Nominating Committee are John Walter Drake (chairperson), John L. Adams, Jr. and Kirby A. Thompson. During the fiscal year ended December 31, 2002, the Nominating Committee held one meeting.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Porter, Keadle, Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 14, 2003        Audit Committee:  Lynn Pasqualetti (Chairperson)
                                                  John L. Adams, Jr.
                                                  Kirby A. Thompson



                               EXECUTIVE OFFICERS

     Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2002, 2001 and 2000 of our Chief Executive Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2002.

                                                           Long-Term
                                 Annual Compensation       Compensation
                           -----------------------------  --------------

                                                             All Other
                             Salary     Bonus   Other(2)  Compensation(2)
Name and Position    Year     ($)        ($)      ($)           ($)
-------------------  ----  ----------  -------  --------  ---------------

Judy B. Turner       2002  147,400(1)   37,242     3,040            7,248
President and Chief  2001    138,150    31,320     2,429            5,511
Executive Officer    2000    126,875    24,794     2,257            2,758

---------------
(1)  Includes directors fees of $1,400.
(2)  Represents reimbursements for the payment of taxes.
(3)  Represents amounts paid for the following:

         Premiums on Term         Premiums on Disability
      Life Insurance for the   Insurance for the Benefit of      401(k) Plan Matching
       Benefit of the Named         the Named Executive       Contributions to the Named
         Executive Officer                Officer                  Executive Officer
Year            ($)                         ($)                           ($)
-----------------------------------------------------------------------------------------

2002                      965                          3,217                        3,066
2001                      965                          2,474                        2,072
2000                      965                          1,793                            0


     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

OPTION GRANTS IN FISCAL YEAR 2002

     The Company granted no stock options during fiscal year 2002 to its named executive officer. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 2002.

FISCAL YEAR-END OPTION VALUES

     The following table presents information regarding the value of Ms. Turner's unexercised options held at December 31, 2002.

                                                                        Value of Unexercised
                                           Number of Unexercised            In-the-Money
                   Shares                        Options at                  Options at
                  Acquired      Value         Fiscal Year End              Fiscal Year End
                On Exercise   Realized              (#)                          ($)
Name                (#)          ($)     Exercisable/Unexercisable    Exercisable/Unexercisable
--------------  ------------  ---------  --------------------------  ---------------------------
Judy B. Turner             0          0               47,077 / 0(1)  $         211,847 / $-- (2)

---------------
(1) Ms. Turner was granted an option to purchase 47,077 shares of the Company's common stock on March 17, 1998. The option is exercisable in 20% annual increments (approximately 9,415 shares per year) beginning June 30, 1998 at an exercise price of $10.00 per share.

(2) Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2002 as possible. Based on information known to us, this sale occurred on October 16, 2002 at a sales price of $14.50 per share.

EMPLOYMENT AGREEMENT

     On June 1, 2001, the Company and the Bank entered into an employment agreement with Ms. Turner regarding Ms. Turner's employment as the Company's President and Chief Executive Officer. The initial term of the agreement is three years. The three-year term automatically renews each day after the effective date so that the term remains a three-year term until any party notifies the other parties that the automatic renewals should discontinue. After notice is provided, the term will expire on the third anniversary of the date on which the notice is provided.

     The agreement provides for a base salary, which is set by the Board of Directors annually, and for an annual cash bonus equal to a percentage of the Company's consolidated pre-tax net income. The percentage for the bonus is determined each year by the Board of Directors, provided that the percentage for 2002 and 2003 may not be less than 3% of the Company's audited pre-tax net income. The agreement also provides that Ms. Turner may participate in any other bonus, incentive or other executive compensation programs as are made available to senior management of the Company. Additionally, the agreement provides that Ms. Turner is entitled to the use of an automobile, reimbursement of club fees and dues, four weeks annual vacation, term life insurance coverage with a death benefit of $500,000 payable to a beneficiary designated by Ms. Turner and participation in group employee benefit plans.

     Information regarding the annual salary, bonus and other compensation paid to Ms. Turner in 2001 pursuant to the agreement dated June 1, 2001 and a prior employment agreement with Ms. Turner is set forth in the Summary Compensation Table above.

     The agreement states that in the event the Company terminates Ms. Turner's employment without "cause" (as defined in the Employment Agreement) or due to Ms. Turner's disability or Ms. Turner terminates her employment for "cause," Ms. Turner is entitled to receive a monthly severance payment for twelve months following termination equal to her monthly base salary in effect as of the effective date of termination plus one-twelfth of the annual bonus paid to Ms. Turner during the preceding calendar year. If Ms. Turner terminates her employment with the Company within six months following a change in control, she is entitled to receive a severance payment in an amount equal to three times her then current annual salary plus the annual bonus amount paid to Ms. Turner in the previous calendar year. In addition to the severance benefits described above, for twelve months following termination Ms. Turner is also entitled to receive reimbursement for premiums paid for COBRA continuation health insurance, her existing individual life insurance policy, and her existing individual long-term disability insurance policy.

     Pursuant to the terms of the agreement, during the term of the agreement and for twelve months following the termination of the agreement, Ms. Turner agrees not to compete with the Company or solicit any of its customers or employees. The agreements not to compete and not to solicit customers or employees only apply if (1) the Company terminates Ms. Turner for "cause," or
(2) Ms. Turner terminates employment for any reason other than due to a "change in control" (as defined in the Employment Agreement).

DIRECTOR COMPENSATION

     In June 2002, the Bank began compensating the directors $200 per month for their services as directors. The directors are not separately compensated for their services as directors of the Company or as members of committees of the Company's or the Bank's boards of directors. In January 2003, the Company increased the amount of the monthly fees paid to the directors to $533.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of the record date by: (a) each Director of the Company and (b) all executive officers and Directors as a group. As of the record date, the Company did not have any non-Director shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Additionally, the address of each person is 1120 Commerce Drive, Decatur, Georgia 30030.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated under "Nature of Beneficial Ownership," each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                         NUMBER     PERCENT
NAME                    OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
----------------------  ---------  ---------  --------------------------------------------------------
(A)  DIRECTORS:
John L. Adams, Jr.         10,100        1.1  Consists of (a) 10,000 shares held in a Roth IRA for
                                              the benefit of Mr. Adams and (b) 100 shares owned
                                              by Mr. Adams' spouse as to which voting and
                                              investment power is shared.

Merriell Autrey            13,231        1.4  Consists of (a) 10,731 shares held by Mr. Autrey, and
                                              (b) 2,500 shares held by Mr. Autrey as trustee for
                                              J&M Autrey Family Living Trust as to which voting
                                              and investment power is shared with his spouse.

Mary Bobbie Bailey         85,061        9.0  Consists of (a) 59,061 shares held by Ms. Bailey, (b)
                                              5,000 shares owned by Bailey Design Company, Inc.,
                                              (c) 20,000 shares owned by Entertainment Resource
                                              Services, Inc., and (d) 1,000 shares owned by First
                                              American Wholesale, Inc.


                                        8

                         NUMBER     PERCENT
NAME                    OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
----------------------  ---------  ---------  --------------------------------------------------------

James A. Baskett           15,000        1.6  Consists of 15,000 shares held by Mr. Baskett as
                                              trustee for Prolific Impressions, Inc. Profit Sharing
                                              Plan.

John Walter Drake           9,600        1.0  Consists of  (a) 8,200 shares held by Mr. Drake, (b)
                                              1,200 shares owned by Mr. Drake's spouse as to
                                              which voting and investment power is shared, and (c)
                                              200 shares held by Mr. Drake as trustee for Louise C.
                                              McCurdy Testamentary Trust.

William F. Floyd           15,000        1.6  Consists of (a) 10,800 shares held by Mr. Floyd, and
                                              (b) 4,200 shares held in an IRA for the benefit of
                                              Sydney Floyd  to which voting and investment power
                                              is shared.

Robert E. Lanier           34,640        3.7  Consists of (a) 12,200 shares held by Mr. Lanier, (b)
                                              11,440 shares owned jointly with Mr. Lanier's spouse
                                              as to which voting and investment power is shared,
                                              (c) 3,000 shares held by an IRA for the benefit of Mr.
                                              Lanier, (d) 7,000 shares held by Mr. Lanier as trustee
                                              for REL Properties, Inc. Profit Sharing and
                                              Retirement Plan, and (e) 1,000 shares held in an IRA
                                              for the benefit of Mr. Lanier's spouse as to which
                                              voting and investment power is shared.

Carol G. Nickola           20,000        2.1  Consists of 20,000 shares owned by DeKalb
                                              Anesthesia Associates Profit Sharing Plan for the
                                              benefit of Ms. Nickola's spouse as to which voting
                                              and investment power is shared.

Lynn Pasqualetti           10,900        1.2  Consists of (a) 700 shares held by Ms. Pasqualetti, (b)
                                              2,160 shares held by an IRA for the benefit of Ms.
                                              Pasqualetti, (c) 200 shares held by Ms. Pasqualetti as
                                              custodian for Daniel Bevins as to which voting and
                                              investment powers is shared, (d) 1,810 shares owned
                                              by Laura Bevins as to which voting and investment
                                              power is shared, and (e) 6,030 shares owned jointly
                                              with Laura Bevins as to which voting and investment
                                              power is shared.

Roger K. Quillen           10,010        1.1  Consists of (a) 10,000 shares held by a Profit Sharing
                                              Plan for the benefit of Roger K. Quillen, and (b) 10
                                              shares owned by Mr. Quillen's spouse as to which
                                              voting and investment power is shared.



                                        9

                         NUMBER     PERCENT
NAME                    OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
----------------------  ---------  ---------  --------------------------------------------------------

James T. Smith, III        52,000        5.5  Consists of 52,000 shares owned by Three S
                                              Company.

Kirby A. Thompson          10,500        1.1  Consists of (a) 100 shares held by Mr. Thompson, (b)
                                              10,000 shares held by an IRA for the benefit of Mr.
                                              Thompson, (c) 100 shares held by Mr. Thompson's
                                              spouse as to which voting and investment power is
                                              shared, and (d) 300 shares held by Mr. Thompson's
                                              children as to which voting and investment power is
                                              shared.

Judy B. Turner*            67,077        6.8  Consists of  (a) 20,000 shares held by an IRA for the benefit of Ms. Turner, and (b) 47,077 shares subject to
                                              immediately exercisable options.

(b)  ALL DIRECTORS AND   ________  _________
 EXECUTIVE OFFICERS, AS   353,119       35.6
 A GROUP

---------------
*    Ms. Turner is the only executive officer of the Company.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, Directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, all of our Directors and executive officers complied with all Section 16(a) reporting requirements.


                           RELATED PARTY TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2003. The firm of Porter Keadle Moore, LLP has served as the Company's independent accountants since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     In connection with services rendered related to the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2002 were approximately $36,872. This figure is based on an estimate provided by our accountant, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2003 in connection with the 2002 fiscal year audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2002.

OTHER FEES

     During fiscal year 2002, the Company was billed $6,000 by its principal accountant for services not described above. These "other fees" were for tax compliance services.

     The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company's principal accountant.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 1, 2004 if the shareholder has a proposal to present at the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive notice prior to February 1, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of Directors, or matters incidental to the election of Directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.




April 7, 2003

                         DECATUR FIRST BANK GROUP, INC.
                                      PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 8, 2003

     The undersigned hereby appoints Judy B. Turner or Mary Bobbie Bailey or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Decatur First Bank Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the Annual Meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE  BOARD  OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

     PROPOSAL:     To elect Merriell Autrey, Jr., John Walter Drake, William F.
Floyd, Robert E. Lanier and Roger K. Quillen as Class II members of the Board of Directors, as described in the Proxy Statement.

     [ ]  FOR all nominees listed above (except as    [ ]  WITHHOLD authority to
          indicated below)                                 vote for all nominees
                                                           listed above

INSTRUCTION:     To withhold authority for any individual nominee, mark "FOR"
above, and write the nominee's name in this space
                                                  ------------------------------

-------------------------------------------------------------------------------.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE
            CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)

[LABEL]
                                        ----------------------------------------
                                        Name(s) of Shareholders(s)

                                        Date:                             , 2003
                                             -----------------------------
                                             (Be sure to date your Proxy)

       Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

  I WILL            WILL NOT            ATTEND THE ANNUAL SHAREHOLDERS MEETING.
         ----------         ------------

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE